UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 18, 2014

Auxilium Pharmaceuticals, Inc.

(Exact Name of Registrant Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-50855 (Commission File Number)	23-3016883 (I.R.S. Employer Identification No.)

640 Lee Road
Chesterbrook, PA	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (484) 321-5900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.

On September 18, 2014, Auxilium Pharmaceuticals, Inc. issued a press release announcing the first presentation of positive safety and efficacy data from the AUX-CC-867 MULTICORD (MULtiple Treatment Investigation of Collagenase Optimizing the Resolution of Dupuytrens) Phase 3b study. These data will be presented at the 69th Annual Meeting of the American Society for Surgery of the Hand (ASSH) being held in Boston, September 18-20, 2014.  XIAFLEX® (CCH) is a biologic approved in the U.S., EU, Canada and Australia for the treatment of adult Dupuytren’s contracture (DC) patients with a palpable cord.

The foregoing is qualified in its entirety by the text of the press release attached as Exhibit 99.1 hereto and incorporated herein by reference.  All readers are encouraged to read the entire text of the joint press release attached hereto.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

  99.1                  Press Release, dated September 18, 2014, issued by Auxilium Pharmaceuticals, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AUXILIUM PHARMACEUTICALS, INC.

Date: September 18, 2014	By:	/s/ Andrew I. Koven

Andrew I. Koven
Chief Administrative Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release, dated September 18, 2014, issued by Auxilium Pharmaceuticals, Inc.